Exhibit 99.1

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
董事会审计委员会的章程

HUIXIN WASTE WATER SOLUTIONS, INC. (THE “COMPANY”) 慧信污水处理公司（“公司”）

Adopted as of August 15, 2013
于2013年8月15日批准

Purpose
职能

The primary purposes of the Audit Committee (the “Committee”) are to oversee on behalf of the Board of Directors (the “Board”):
审计委员会（以下简称“委员会”）的主要职能是代表董事会（“董事会”）监督如下事项：

•	the Company’s accounting and financial reporting processes and the integrity of its financial statements;
公司的会计和财务报告程序以及财务报表的真实性；

•	the audits of the Company’s financial statements and the appointment, compensation, qualifications, independence and performance of the Company’s independent auditors;
公司财务报表的审计，以及公司独立审计师的任命、报酬、资格、独立性和工作表现；

•	the Company’s compliance with legal and regulatory requirements; and
公司遵守法律和法规要求的情况；以及

•	the performance of the Company’s internal audit function and internal control over financial reporting.
公司对财务报告的内部审计、内部控制的执行情况。

The Committee also has the purpose of preparing the audit committee report that SEC rules require the Company to include in its annual proxy statement.
委员会还应根据证监会规则的要求，起草审计委员会报告，并将报告附在公司的年度股东表决申明中。

The Committee’s function is one of oversight only and does not relieve management of its responsibilities for preparing financial statements that accurately and fairly present the Company’s financial results and condition, nor the independent auditors of their responsibilities relating to the audit or review of financial statements.
委员会只起到监督职能，并不能解脱管理层在起草财务报表中准确公平地说明财务结果以及情况的职责，也不能解脱独立审计师审计或检查财务报告应负的责任。

Organization
组织结构

Number of members
The Committee must consist of at least one director. The Board may designate a committee member as the chairperson of the Committee, or if the Board does not do so, the committee members will appoint a committee member as chairperson by a majority vote of the authorized number of committee members.
成员数量：
委员会必须至少由一名董事组成。董事会可指派一名委员会成员担任主席；如果董事会未指定，那么由获得授权的委员会成员进行投票，得票数居多的担任委员会主席。

Independence
All committee members must have been determined by the Board to be independent, as defined and to the extent required in the applicable SEC rules and NYSE listing standards, as they may be amended from time to time (the “listing standards”), for purposes of audit committee membership.
独立性：
必须由董事会认定委员会所有的成员符合证监会规则和纽约证券交易所上市标准（时不时可能被修订，简称“上市标准”）所定义的独立性。

Financial literacy
Each committee member must be financially literate upon appointment to the Committee, as determined by the Board in accordance with the listing standards. At all times, there should be at least one committee member who, as determined by the Board, is an audit committee financial expert as defined in the SEC rules.
具备财务知识：
每名成员在任命到委员会时应具备财务知识，由董事会按照上市标准作出判断。无论何时，由董事会判断，至少有一名委员会成员符合证监会规则中所定义审计委员会财务专家。

Appointment
Subject to any requirements of the listing standards, the Board may appoint and remove committee members in accordance with the Company’s bylaws. Committee members will serve for such terms as the Board may fix, and in any case at the Board’s will, whether or not a specific term is fixed.
任命：
在符合上市标准要求情况下，董事会可以按照公司规章任命或开除委员会成员。委员会成员的任命期限由董事会决定，且由董事会决定是否规定固定的期限。

Service on other audit committees
If an audit committee member simultaneously serves on the audit committee of more than three public companies, then in each case, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Company’s Audit Committee and disclose such determination in the Company’s annual proxy statement or, if the Company does not file an annual proxy statement, the annual report on Form 10-K filed with the SEC.
担任其他委员会的职务：
如果，审计委员会委员同时担任三个以上的上市公司的审计委员会委员，董事会应当逐一认定这样同时任职的情形是否会削弱该委员有效担任本公司审计委员会委员的能力，并且，应当将董事会的认定在公司的年度股东表决申明中披露，或在公司没有上报年度股东表决申明的情况下在年度报告10-K表格中予以披露。

Independent Auditors and Their Services
独立审计师和其服务

Overall authority
The Committee has the sole authority and direct responsibility for the appointment, compensation, retention, termination, evaluation and oversight of the work of the independent auditors engaged by the Company for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The independent auditors report directly to the Committee. The Committee’s authority includes resolution of disagreements between management and the auditors regarding financial reporting and the receipt of communications from the auditors as may be required under professional standards applicable to the auditors.
权力范围：
仅委员会拥有权力和直接的责任可以任命、薪酬、留用、终止、评估和监督由公司聘用以起草或出具的审计报告或相关工作，或是向公司提供其他审计、检查或是证明服务的独立审计师。独立审计师直接向委员会报告。根据审计师专业标准要求，委员会的权力包括：解决管理层和审计师之间因财务报告和审计师信函往来发生的争议。

Terms of audit and non-audit engagements
The Committee must pre-approve all audit, review, attest and permissible non-audit services (including any permissible internal control-related services) to be provided to the Company or its subsidiaries by the independent auditors. The Committee may establish pre-approval policies and procedures in compliance with applicable SEC rules.
审计及非审计聘用的期限：
独立审计师向公司或其子公司提供的所有的审计、检查、证明及允许的非审计服务（包括允许的内部相关控制服务），必须提前获得委员会的批准。委员会可以遵照适用的证监会规则制定出提前批准政策和程序。

Annual quality control report and review
The Committee must obtain and review, at least annually, a report by the independent auditors describing the firm’s internal quality-control procedures; and any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.
年度质量控制报告和审查:
委员会至少每年获得和审查独立审计师提交的报告描述公司内部质量控制程序；在最近的内部质量控制检查、或是审计事务所同业审查中发现的重大问题，或是在近五年里，由政府机关或专业机构与该事务所执行一次或多次审计有关的质询或调查，以及为处理这些问题所采取的措施。

In addition, the Committee’s annual review of the independent auditors’ qualifications must also include the review and evaluation of the lead partner of the independent auditors for the Company’s account, and evaluation of such other matters as the Committee may consider relevant to the engagement of the auditors, including views of company management and internal finance employees, and whether the lead partner or auditing firm itself should be rotated.
此外，委员会对独立审计师资格的年度审查也必须包括：对公司帐目负责的独立审计师的主要合伙人的审查和评估，以及评估与聘用此审计师有关的其他事宜，包括公司管理层和内部财务人员的看法，以及考虑是否更换主要合伙人或是目前的审计事务所。

Policy on hiring employees of the auditors
The Committee will from time to time establish hiring policies that will govern the Company’s hiring of employees or former employees of the independent auditors, taking into account possible pressures on the auditors’ personnel who might seek a position with the Company, and report these policies to the full board.
聘用审计师公司雇员的政策：
委员会可以时不时修改关于公司聘用独立审计师公司的现任或前任雇员的政策，应考虑到有意在公司求职的审计师面临的压力，并将此政策汇报给董事会全体成员。

Annual Financial Reporting
年度财务报告

As often and to the extent the Committee deems necessary or appropriate, but at least annually in connection with the audit of each fiscal year’s financial statements, the Committee will:
委员会在认为必要或是恰当时可以多次，但至少每年在审计会计年度财务报告时委员会应当：

1.
Discuss financial statements and internal control reports with management. Meet to review and discuss with appropriate members of management, the independent auditors, and, if appropriate, internal auditors:

与管理层讨论财务报告和内部控制报告。与相关管理人员、独立审计师，和必要时内部审查员一起开会，审查和讨论：

•	the audited financial statements;
审计财务报告；

•	related accounting and auditing principles and practices; and
相关会计和审计原则和措施；以及

•
management’s assessment of internal control over financial reporting and the related report and attestation on internal control over financial reporting to be included in the Company’s annual report on Form 10-K (as and when these reports are required under SEC rules).

包含在公司年度报告10-K表中的管理层对财务报告的内部控制的评估、及财务报告内部控制的相关报告和证明（根据证监会规则要求需要时）。

2.
Critical accounting policy report. Timely request and receive from the independent auditors (before the filing of any audit report) the report or update required pursuant to applicable SEC rules, concerning:

关键会计政策报告。及时请求，并（在审计报告申报前）从独立审计师处获得报告，或依照证监会规则与下列有关的更新：

•	all critical accounting policies and practices to be used;
将实施的关键会计政策和措施；

•
all alternative treatments within generally accepted accounting principles for policies and practices relating to material items that have been discussed with company management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and

与公司管理层讨论过的重大事项的政策及措施在在一般公认会计准则范围内的其他全部处理方法，包括使用此类替代披露和处理与独立审计师提倡的处理原则在影响上的比较；以及

•	other material written communications between the independent auditors and company management, such as any management letter or schedule of unadjusted differences.
独立审计师和公司管理层之间其他的重要的书面信件，例如，与未经调整的差额有关的任何管理信件或列表。

3.	SAS 61 review. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, including such matters as:
SAS 61 审查。按照审计标准第61号声明要求，应与独立审计师讨论如下问题：

•	the quality and acceptability of the accounting principles applied in the financial statements;
财务报告中应用的会计准则的质量和可接受程度；

•	new or changed accounting policies, the effect of regulatory and accounting initiatives, and significant estimates, judgments, uncertainties or unusual transactions;
新的或是变更的会计政策，规范会计倡议的成效，和重大的估价、判断、不确定性或异常的交易；

•	the selection, application and effects of critical accounting policies and estimates applied by the Company;
公司应用的关键会计政策和估价的选择、应用和效果；

•
issues raised by any “management” or “internal control” letter from the auditors, problems or difficulties encountered in the audit (including any restrictions on the scope of the work or on access to requested information) and management’s response to such problems or difficulties, significant disagreements with management, or other significant aspects of the audit; and

来自审计师的“管理层”或“内部控制”信件指出的问题，审计中遇到的问题或困难（包括工作范围的限制或对要求信息的获得），管理层对此问题和困难的答复，与管理的不同看法或其它审计因素；以及

•
any off-balance sheet transactions, and relationships with any unconsolidated entities or any other persons, which may have a material current or future effect on the financial condition or results of the Company and are required to be reported under SEC rules.

对现在或未来的财务状况或成果有重大影响的、且根据证监会规则要求应予以报告的不列入资产负债表的交易，与任何未纳入合并报告的实体或个人关系。

4.
MD&A. Review and discuss with appropriate members of management and the independent auditors the specific intended disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Company’s annual report on Form 10-K.

管理层的讨论与分析。与相关管理层成员和独立审计师检查和讨论应包含在公司年度报告10-K表中“管理层讨论和财务状况以及运营结果分析”下的具体披露内容。

5.
ISB 1 disclosure. Receive from the independent auditors a formal written statement of all relationships between the auditors and the Company consistent with Independence Standards Board Standard No. 1.

ISB 1披露。按照独立标准委员会1号标准，从独立审计师处得到关于审计师与公司全部关系的正式书面声明。

6.
Auditor independence. Actively discuss with the independent auditors any disclosed relationships or services that may impact their objectivity and independence, and take any other appropriate action to oversee their independence.

审计师的独立性。积极与独立审计师讨论任何可能会影响审计师客观性和独立性的披露的关系或服务，以及采取其他合理措施来监督审计师的独立性。

7.
Material issues. To the extent the Committee deems necessary or appropriate, discuss with the independent auditors material issues on which the Company’s audit team consulted the independent auditors’ national office.

重大事项。委员会认为必要和恰当时，与独立审计师讨论公司的审计团队向独立审计师咨询的重大事项。

8.	Recommend filing of audited financial statements. Recommend to the Board whether the Company’s annual report on Form 10-K to be filed with the SEC should include the audited financial statements.
推荐提交已审计的财务报表。向董事会建议公司将向证监会申报的年度报告10- K 表是否应当包括已审计的财务报表。

Quarterly Financial Reporting
季度财务报告

The Committee’s quarterly review will normally include:
委员会的季度审查通常应当包括：

1.
Quarterly review. Meet to review and discuss the quarterly financial statements of the Company and the results of the independent auditors’ review of these financial statements with appropriate members of management and the independent auditors.

季度审查。与管理层相关人员和独立审计人员会见并讨论公司的季度财务报告和独立审计师审查的财务报告的结果。

2.	Discussion of significant matters with management. Review and discuss with company management and, if appropriate, the independent auditors, significant matters relating to:
与管理层讨论重大事情。 与公司管理层以及（如有必要）独立审计师一起审查并讨论与下列有关的重大事项：

•	the quality and acceptability of the accounting principles applied in the financial statements;
财务报表应用的会计原则的质量和可接受性；

•	new or changed accounting policies, and significant estimates, judgments, uncertainties or unusual transactions;
新的或是变更的会计政策，规范会计倡议的成效，和重大的估价、判断、不确定性或异常的交易；。

•	the selection, application and effects of critical accounting policies and estimates applied by the Company; and
公司应用的关键会计政策和估价的选择、应用和效果；以及

•
any off-balance sheet transactions and relationships with any unconsolidated entities or any other persons that may have a material current or future effect on the financial condition or results of the Company and are required to be reported under SEC rules.

对现在或未来的财务状况或成果有重大影响的、且根据证监会规则要求应予以报告的不列入资产负债表的交易，与任何未纳入合并报告的实体或个人关系。

3.
MD&A. Review and discuss with appropriate members of management and the independent auditors the specific intended disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Company’s quarterly report on Form 10-Q.

管理层的讨论与分析。与相关管理层成员和独立审计师检查和讨论应包含在公司季度报告10-Q表中“管理层讨论和财务状况以及运营结果分析”下的具体披露内容。

Other Functions
其它职能

Annual review of this charter. The Committee will review and assess the adequacy of this charter annually and recommend any proposed changes to the full board.
每年检查此章程。委员会将每年审查并评估此章程的效用，并向董事会建议任何改动。

Annual review of performance. The Committee will evaluate its performance as the Audit Committee on an annual basis.
年度表现审查。 委员会将每年评估其自身的年度表现。

Earnings releases and other financial guidance. The Committee will discuss with management earnings press releases and other published financial information or guidance provided to analysts and rating agencies. This may be conducted generally as to types of information and presentations, and need not include advance review of each release, other information or guidance.
收入披露和其它财务指导。 委员会将与管理层讨论向分析员或代理机构提供的收入披露和其它财务信息或指导。此职能可以根据信息和陈述的类型来执行，并不需要提前审查各条信息披露、其它信息或指导。

Compliance. The Committee, to the extent it deems necessary or appropriate, will periodically review with management the Company’s disclosure controls and procedures, internal control over financial reporting and systems and procedures to promote compliance with laws.
合规。必要或合适时，委员会定期审查公司披露控制和程序，财务报告内部控制，和为保证遵循法律的系统和程序。

Risk assessment. The Committee will periodically:
风险评估。委员会将定期：
•	discuss with management, the members of the internal audit department and the independent auditors the Company’s major financial risks or exposures;
与管理层、内部审计部门成员和独立审计师讨论有关公司主要财务风险和暴露；
•	discuss the steps management has taken to monitor and control such exposures; and
讨论管理层对此类暴露的监督和控制采取的步骤；
•	discuss guidelines and policies with respect to risk assessment and risk management.
讨论有关风险评估和风险管理的指导政策。

Conduct codes：
The Committee will conduct any activities relating to the Company’s code(s) of conduct and ethics as may be delegated from time to time to the Committee by the Board.
行为准则：
委员会代表公司董事会指导与行为准则和道德规范有关的活动。

Complaints and anonymous submissions. The Committee will establish and maintain procedures for:
抱怨和匿名提交。委员会将为以下事项建立和维护程序：
•	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
关于会计、内部会计控制或审计事件的抱怨的接收、保管和处理；以及
•	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
公司员工对质疑的会计问题或审计事的保密、匿名的投诉。

If the Committee or the Board so determines, the submission procedures may also include a method for interested parties to communicate directly with the Board’s presiding director or with the non-management directors as a group.
如果委员会或董事会决定，投诉程序也可采用直接与主持董事或全体非管理董事沟通的方式。

Internal audit. The Committee will monitor that the Company maintains an internal audit function (which may be outsourced to a firm other than the Company’s independent auditors). The Committee will oversee the internal auditors (or other personnel responsible for the internal audit function), who will report directly to the Committee.
内部审计。委员会将监控公司维持内部审计功能（可以外聘公司的独立审计师外的审计公司）。委员会将监督内部审计员（或其他负责审计的人员），内部审计人员将直接向委员会报告。

Related party transactions. It is the Company’s policy that the Company will not enter into transactions required to be disclosed under item 404 of the SEC’s Regulation S-K unless the Committee or another independent body of the Board first reviews and approves the transactions.
关联方交易规则。根据公司政策，公司不参与需要在证监会的S-K规则的404条款下申报的交易，除非得到委员会或其他董事会内部独立机构对此类交易的提前审查并批准。

Internal control over financial reporting. The Committee will periodically discuss and review, as appropriate, with the internal auditor, management and the independent auditors:
对财务报告的内部控制。委员会将在必要时定期与内部审计员、管理层和独立审计师讨论和审查以下各项：
•	the design and effectiveness of the Company’s internal control over financial reporting; and
公司针对财务报告的内部控制的方案设计及其成效；以及
•
any significant deficiencies or material weaknesses in that internal control, any change that has materially affected or is reasonably likely to materially affect that internal control (including special steps adopted in light of such a deficiency or weakness), and any fraud (whether or not material) that involves management or other employees who have a significant role in that internal control, that have been reported to the Committee.

任何内部控制的严重不足或重大弱点，任何严重影响或将合理影响内部控制的改动（包括针对不足和弱点采取的特别措施），和涉及管理层或其他在内部控制担任重要位置的人员的任何欺骗（无论是否重大）已报告给委员会。

Reports from legal counsel. The Committee will review and take appropriate action with respect to any reports to the Committee from legal counsel for the Company concerning any material violation of securities law or breach of fiduciary duty or similar violation by the Company, its subsidiaries or any person acting on their behalf.
法律顾问的报告。委员会将对公司的法律顾问提供的有关公司、子公司或其他代表公司的个人的任何在证券法下的重大违规，或违反信托义务的行为或其他类似违规的报告进行审查，并采取适当措施。

Other reviews and functions:
The Committee, as it may consider appropriate, may consider and review with the full board of directors, company management, internal or outside legal counsel, the independent auditors or any other appropriate person any other topics relating to the purposes of the Committee that may come to the Committee’s attention. The Committee may perform any other activities consistent with this charter, the Company’s corporate governance documents and applicable listing standards, laws and regulations as the Committee or the Board of Directors considers appropriate.
其他审查及职能：
委员会在其认为必要时，可以同全体董事、公司管理层、内部或外部的法律顾问、独立审计师、或其他相关人士，一同考虑和审查委员会在行使其职责时遇到的其他情况。委员会可以依据本章程、公司管理文件和有关的上市标准以及委员会或董事会认为适用的法律法规来执行其他职能。

Meetings, Reports and Resources
会议、报告和资金

Meetings. The Committee will meet as often as it determines is necessary, but not less than quarterly. The Committee may also act by unanimous written consent in lieu of a meeting. The Committee will meet with the internal auditors (or other personnel responsible for the internal audit function) at least once every quarter. The Committee will meet separately and periodically with management (including the chief financial officer and chief accounting officer) and independent auditors. To the extent the Committee deems necessary or appropriate, it will also discuss with the Company’s general counsel any legal matters that may materially impact the Company’s financial statements, internal control over financial reporting or compliance policies. In addition, the Committee may meet from time to time with any other persons, as it deems necessary or appropriate.
会议。委员会在认为必要时可召开会议，但每季度不得少于一次。委员会可以用一致的书面同意代替召开会议作出决定。委员会应当每季度与内部审计员或其他负责内部审计的人员至少开会一次。委员会可以单独定期与管理层（包括首席财务官和首席会计官）及独立审计师进行会谈。在委员会认为必要或适当时，委员会也可以同公司的总法律顾问讨论对公司财务报表、内部控制、合规性政策产生显著影响的法律问题。另外，在其认为在必要或适当时，可以不定期与其他人进行会谈。

Procedures. The Committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this charter, the bylaws or the listing standards and SEC rules. The chairperson or a majority of the committee members may call meetings of the Committee. A majority of the authorized number of committee members constitutes a quorum for the transaction of committee business, and the vote of a majority of the committee members present at a meeting at which a quorum is present will be the act of the Committee, unless in either case a greater number is required by this charter, the bylaws or the listing standards. The Committee will keep written minutes of its meetings and deliver copies of the minutes to the corporate secretary for inclusion in the corporate records.
程序。委员会可以制定自己的程序，包括建立及授权给附属委员会，但需要遵照本章程、公司章程细则、上市标准及证监会规则。委员会主席或是应委员会大多数委员的要求，可以召集委员会会议。处理委员会事务法定人数指大多数获得授权的委员会成员，在达到法定人数的会议上，多数票的表决即是委员会的决定，但不包括以下情况：本章程、公司章程细则、上市标准要求更多的出席人数或更多票数表决。委员会要保留会议的书面纪要并将纪要的副本递送给公司秘书，供公司存档。

Reports. The Committee will timely prepare the audit committee report required to be included in the Company’s annual meeting proxy statement, and report to the Board on the other matters relating to the Committee or its purposes, as required by the listing standards or SEC rules. The Committee will also report to the Board annually the overall results of its annual review of the independent auditors’ qualifications, performance and independence and the annual review by the Committee of its own performance. The Committee also will report to the Board on the major items covered by the Committee at each committee meeting, and provide additional reports to the Board as the Committee may determine to be appropriate, including review with the full board of any issues that arise from time to time with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors or the performance of the internal audit function.
报告。委员会应及时地准备包含于公司年度股东表决申明中的审计委员会报告，并依据上市标准或证监会规则向董事会报告与委员会或其职能有关的其他事项。委员会也应每年向董事会汇报其对独立审计师的资格、表现和独立性的审查综合结果，以及对委员会自身工作表现年度检查的结果。委员会也应将每次委员会会议上讨论的主要问题向董事会报告，以及在委员会认为合适时向董事会提供额外的报告，包括与董事会一同审查时不时可能出现的与公司财务报表质量、完整性有关的问题，公司遵照法律法规的要求的情况，独立审计师的工作表现和独立性，或是内部审计职能的表现等事项。

Committee access and investigations. The Committee is at all times authorized to have direct, independent and confidential access to the independent auditors and to the Company’s other directors, management and personnel to carry out the Committee’s purposes. The Committee is authorized to conduct or authorize investigations into any matters relating to the purposes, duties or responsibilities of the Committee.
委员会的介入和调查。为了行使其职能，委员有权随时直接、独立地、秘密地接触公司的独立审计师和其他的董事、管理层和全体职员。委员会有权进行或是批准对任何与其职责、义务或责任有关的事情的调查。

Committee advisers and funding. As the Committee deems necessary to carry out its duties, it is authorized to select, engage (including approval of the fees and terms of engagement), oversee, terminate and obtain advice and assistance from outside legal, accounting or other advisers or consultants. The Company will provide for appropriate funding, as determined by the Committee, for payment of:
委员会顾问和资金。委员会为了履行其职责，在必要时有权选择、聘用外部法律、会计或其他顾问（包括批准聘用协议的内容和酬金）、监督、终止合作，以及从顾问处获得建议和帮助。公司会根据委员会的决定，准备出相应的资金，支付如下：

•	compensation to the independent auditors for their audit and audit-related, review and attest services;
独立审计师提供审计、与审计有关的服务、检查和证明服务而产生的报酬；
•	compensation to any advisers engaged by the Committee; and
向委员会所聘用的顾问支付报酬；以及
•	ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.
委员会为了履行其职责而产生的必要的日常管理费用。